HAND & HAND PC

24351 Pasto Road, Suite B

Dana Point,  CA 92629

(949) 489-2400

Facsimile (949) 489-0034

November 6, 2008

Thomas Kluck

Branch Chief

Securities & Exchange Commission

450 Fifth Street

Washington, DC 20549

Re:

Solarte Hotel Corporation

Amendment No. 3 to Form F-1

Filed October 20, 2008

File No. 333-152294

Dear Mr. Kluck:

We file amendment number 4 and respond as follows to your comment letter:

General

1.

We note your response to comment 1 of our letter dated October 14, 2008.  We partially reissue the comment as we continue to note that your calculation of fee table has the offering of the company priced at $0.10 per share.

Complied by changing the $.10 to $.20 in the footnote. The fee paid was increased by one penny to reflect the EDGAR filing.

Plan of Operations, page 6

2.

We note your response to comment 4 and the disclosure on page 6 appears to imply that you are not obligated to purchase the specific property and that there is a possibility that such purchase may not take place.  Assuming the loan by your control person is readily available, it is not clear why your disclosure indicates uncertainty about the property acquisition.  Please revise to clarify.

Complied by adding language to clarify that it is not likely that the closing will not take place. There is always a possibility that the seller could default, but we know of no reason to why they would default. The language regarding the possibility of a non-closing and our actions in such event were added in response to previous staff comments.

3.

We note your response to comment 5 and the additional disclosure on page 6 that if you do not purchase the specific property disclosed in this section, you would amend the registration statement and may be required to conduct a recession offering.  Please provide us with an analysis of your obligations to shareholders if you do not acquire the specific property.

We understand that you wish this information to be supplied to you supplementally and not in the amendment. Investors will hopefully be reading the prospectus when they make their investing decision. The prospectus includes a description of the property and some photographs. Should this particular property not be purchased, the investors who have purchased shares to date may have a claim under Section 11 of the Securities Act. A change in the company resulting from purchasing a substitute property is “material” might depend on facts at the time. Instead of worrying about whether a change is “material”, the issuer would rather forestall any claim under Section 11, and will take the cautious route by undertaking  a recission offer to the purchasers. If no persons have invested, then the registration statement will be revised via post effective amendment. The staff at Corporation Finance will have the opportunity to comment on that filing, of course.

As far as the existing shareholders, they were not provided with information about any specific property so the issuer believes that as long as some kind of hotel development project  goes forward, the issuer will not have any liability under the Securities. Act.

Very truly yours,

                                                                        /s/ Jehu Hand